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                           OLD WESTBURY FUNDS, INC.

                        Old Westbury Core Equities Fund
                     Old Westbury Capital Opportunity Fund
                        Old Westbury International Fund
                        Old Westbury Fixed Income Fund
                       Old Westbury Municipal Bond Fund
                                (each a "Fund")

                      Supplement Dated May 2, 2001 to the
         Prospectus Dated February 28, 2001(revised April 5, 2001) and
          Statement of Additional Information Dated February 28, 2001

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus and Statement of Additional Information.

At a meeting held on May 2, 2001, the Board of Directors of Old Westbury Funds, Inc. (the "Company") approved an Assumption Agreement (the "Assumption Agreement") between the Company, Bessemer Trust Company, N.A. ("Bessemer"), each Fund's current investment adviser, and Bessemer Investment Management LLC ("BIM"). BIM, a wholly-owned subsidiary of Bessemer, is a newly-formed, registered investment adviser. Pursuant to the Assumption Agreement, BIM will assume and perform all duties and obligations of Bessemer under the Advisory Contract between Bessemer and each Fund (the "Advisory Contracts"). Bessemer has agreed under the Assumption Agreement to indemnify the Funds from and against any and all loss, cost, damage or expense resulting from or arising out of the Advisory Contracts assumed by BIM or any obligations assumed by BIM thereunder. No changes to the Funds, including their advisory fees, other fees, and the identities of key personnel and portfolio managers, will occur as a result of the Assumption Agreement.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE